Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-13144) pertaining to the Employee`s stock option plan of Compugen Ltd. of our report dated February 7, 2006, (except for Note 16 of the Financial Statements, as to which the date is February 15, 2006) with respect to the consolidated financial statements of Compugen Ltd. included in this Annual Report (Form 20-F) for the year ended December 31, 2005.

March 23, 2006	KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global

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